Exhibit 32.A
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K for the period ending December 31, 2010, of El Paso Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas L. Foshee, President and Chief Executive Officer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas L. Foshee Douglas L. Foshee
President and Chief Executive Officer
(Principal Executive Officer)
El Paso Corporation

February 28, 2011
A signed original of this written statement required by Section 906 has been provided to El Paso Corporation and will be retained by El Paso Corporation and furnished to the Securities and Exchange Commission or its staff upon request.